UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 5, 2020 (June 4, 2020)

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro, Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2020, Summit Wireless Technologies, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with several accredited investors (the “Investors”) providing for the issuance of (i) 2,275,000 shares of the Company’s common stock, par value $0.0001 (the “Shares”) and (ii) warrants, with a term of 5.5 years, to purchase an aggregate of up to 2,275,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $2.55 per share, subject to customary adjustments thereunder (the “Warrants”), which Warrants are immediately exercisable upon issuance and on a cashless basis if the Warrants have not been registered 6 months after the date of issuance. The Shares, the Warrants and the Warrant Shares are collectively referred to as the “Securities”. Pursuant to the Purchase Agreement, the Investors are purchasing the Securities for an aggregate purchase price of $5,801,250.

Pursuant to the Purchase Agreement, an aggregate of 2,275,000 Shares will be issued to the Investors in a registered direct offering (the “Registered Offering”) and registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-233433), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 23, 2019, and was declared effective on September 6, 2019 (the “Shelf Registration Statement”). The Company expects to file the prospectus supplement for the Registered Offering on or about June 5, 2020.

Pursuant to the Purchase Agreement, the Company will issue to the Investors in a concurrent private placement pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder (the “Private Placement”, and together with the Registered Offering, the “Offering”), the Warrants and the Warrant Shares.

The Offering was conducted pursuant to placement agency agreement, dated June 4, 2020 (the “Placement Agency Agreement”), between the Company and Maxim Group LLC (the “Placement Agent”). The Placement Agent has agreed to use its “reasonable best efforts” to solicit offers to purchase the Shares and the Purchase Warrants. The Placement Agent has no obligation to purchase any of the Securities or to arrange for the purchase or sale of any specific number or dollar amount of Securities. The Company has agreed to pay the Placement Agent a fee equal to 8% of the aggregate purchase price paid by Investors placed by the Placement Agent and certain expenses.

The Company expects the Offering to close on or about June 8, 2020, subject to the satisfaction of customary closing conditions in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties thereto. The Investors have previously invested in securities of the Company or otherwise had pre-existing relationships with the Placement Agent; the Company did not engage in general solicitation or advertising with regard to the issuance and sale of the securities. The Investors represented that they are accredited investors and purchased the Securities for investment and not with a view to distribution.

The foregoing description of the Placement Agency Agreement, the Purchase Agreement, and the Warrants are qualified in their entirety by reference to the full text of such Placement Agency Agreement, Purchase Agreement, and Warrants, the forms of which are attached as Exhibits 10.1, 10.2, and 4.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”), and which are incorporated herein in their entirety by reference. The Company is filing the opinion of its counsel, Sullivan & Worcester LLP, relating to the legality of the issuance and sale of the Shares as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Shelf Registration Statement.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

The prospectus supplement relating to the Registered Offering will be available on the SEC’s web site at http://www.sec.gov.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 4.1	Form of Common Stock Purchase Warrant.
Exhibit 5.1	Opinion of Sullivan & Worcester LLP.
Exhibit 10.1	Placement Agency Agreement, dated June 4, 2020, by and between the Company and Maxim Group LLC.
Exhibit 10.2	Form of Securities Purchase Agreement, dated as of June 4, 2020, by and between the Company and the Investors.
Exhibit 23.1	Consent of Sullivan & Worcester LLP (included in opinion of Sullivan & Worcester LLP filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2020	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer
Title: Chief Executive Officer